Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT

TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of Art Technology Group, Inc. (the “Company”) for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert D. Burke, the President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EDWARD TERINO

Edward Terino
Senior Vice President, Finance and Chief
Financial Officer
(principal financial and accounting officer)

Date: March 15, 2004

      A signed original of this written statement required by Section 906 has been provided to Art Technology Group, Inc. and will be retained by Art Technology Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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